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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             Current Report Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 14, 2000

                                    333-26943
                            (Commission File Number)

                              MOLL INDUSTRIES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                                04-3084238
   (State or Other Jurisdiction          (I.R.S. Employer Identification No.)
         of Incorporation)

                              ANCHOR HOLDINGS, INC.
             (Exact Name of Registrant as Specified in Its Charter)

            Delaware                                62-1427775
   (State or Other Jurisdiction          (I.R.S. Employer Identification No.)
          of Incorporation)

         2200 S.W. 71st Terrace
                  Davie, FL                          33317
(Address of Principal Executive Offices)           (Zip Code)


                                 (954)-474-4495
              (Registrant's Telephone Number, Including Area Code)


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                                    FORM 8-K
                                       OF
                              MOLL INDUSTRIES, INC.
                                       AND
                              ANCHOR HOLDINGS, INC.

ITEM 2. DISPOSITION OF ASSETS.

       On November 14, 2000, Moll Industries, Inc. (f/k/a Anchor Advanced Products, Inc.) , a Delaware corporation (the "Company"), consummated the sale of all of the assets of its Cosmetics Division (the "Cosmetics Division"), including all of the outstanding capital stock of Cepillos De Matamoros S.A. de C.V., to subsidiaries of Pechiney, S.A., a company organized under the laws of France, in accordance with the terms of a purchase agreement between the parties dated as of October 4, 2000 (the terms of this agreement were described in a current report on form 8-K dated October 4, 2000, which is incorporated herein by reference). On November 17, 2000, the Company issued a press release announcing, among other things, the consummation of the sale of the Cosmetics Division. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

ITEM 5. OTHER EVENTS

         RELOCATION OF HEADQUARTERS

         Effective November 15, 2000, the Company closed its Knoxville, Tennessee facility and relocated its financial services to Moll's existing industrial custom molding facility in Lavergne, Tennessee. The Company also relocated its executive offices to its Davie (a suburb of Ft. Lauderdale), Florida facility to place management closer to the Company's Ft. Lauderdale Technical Center. Moll's Technical Center supports the Company's three design centers, offers training and Global Enterprise Molding for customers and works with major suppliers on equipment and raw material development. On November 17, 2000, the Company issued a press release announcing, among other things, the relocation of its financial and executive offices. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

         SETTLEMENT OF TENDER OFFER

         The Company announced the completion a tender offer (the "Offer") for all of its outstanding 11 3/4% Senior Notes due 2004 (the "Notes"). The Offer expired at 5:00 p.m., New York City time, on Tuesday, November 14, 2000 (the "Expiration Date") and the settlement in the amount of $35,148,350, plus accrued interest occurred on Friday, November 17, 2000.

         The Company used a portion of the proceeds from the sale of its Cosmetics Division (described in Item 2 above) to repurchase the Notes. The sale of the Cosmetics Division was

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consummated on Tuesday, November 14, 2000 and at that time $43,250,694.44 (the
"Deposit") was deposited with State Street Bank and Trust Company (the "Trustee") for repurchase of the Notes pursuant to the Offer. Because this amount was sufficient to repurchase all the outstanding Notes pursuant to the Offer, in accordance with the Indenture for the Notes (the "Indenture") the Company was released from certain of the provisions of the Indenture (including, but not limited to, covenants restricting incurrence of debt, mergers, asset sales, dividends, transactions with affiliates and certain event of default provisions) and the Trustee released all of the collateral securing the Notes.

         As of 5:00 p.m. on the Expiration Date, the Company had received tenders with respect to $41,351,000 aggregate principal amount of Notes. After settlement of the Offer, the Trustee returned the remainder of the Deposit to the Company. The Company had previously purchased $50.0 million in aggregate principal amount of the Notes in a tender offer and consent solicitation which was settled on August 11, 2000. Consequently, after completion of the Offer, $8,649,000 principal amount of Notes remains outstanding. On November 17, 2000, the Company issued a press release announcing, among other things, the completion of the Offer. A copy of the press release is attached hereto as
Exhibit 99.1 and is incorporated herein by reference.

         This report, including the press release attached hereto, contains statements that are not based on historical fact and are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words or phrases denoting the anticipated results of future events, such as "anticipate," "believe," "estimate," "expects," "may," "not considered likely," "are expected to," "will continue," "project," and similar expressions that denote uncertainty are intended to identify such forward-looking statements. Additionally, from time to time, the Company or its representatives have made or may make oral or written forward-looking statements. Such forward-looking statements may be included in various filings made by the Company with the Securities and Exchange Commission, or in other press releases or oral statements made by or with the approval of an authorized executive officer of the Company. The Company's actual results, performance or achievements could differ materially from the results expressed in, or implied by, such forward-looking statements: (1) as a result of risks and uncertainties identified in the Company's publicly filed reports; (2) as a result of factors over which the Company has no control; and/or (3) if the factors on which the Company's conclusions are based do not conform to the Company's expectations.

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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

         (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

         Not Applicable.

         (b)  PRO FORMA FINANCIAL INFORMATION.

         Not Applicable.

         (c)  Exhibits

      Exhibit No.                          Exhibit
      -----------                          -------

         99.1             Press Release of the Company, dated November 17, 2000.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               MOLL INDUSTRIES, INC.

Date: November 22, 2000                        By:  /s/ William W. Teeple
                                                  -----------------------
                                                        William W. Teeple
                                                        Chief Financial Officer

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                        ANCHOR HOLDINGS, INC.

Date: November 22, 2000                        By:  /s/ William W. Teeple
                                                  -----------------------
                                                        William W. Teeple
                                                        Chief Financial Officer

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                                  EXHIBIT INDEX

 Exhibit No.             Exhibit
------------             -------

99.1                     Press Release of the Company, dated November 17, 2000.